NEWS RELEASE

EVEREST RE GROUP, LTD.
Wessex House, 45 Reid Street, 2nd Floor, Hamilton HM DX, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Third Quarter Results with 14% Growth in Premium,
85.7% Combined Ratio and 17% Net Income Return on Equity

HAMILTON, Bermuda – October 22, 2014 -- Everest Re Group, Ltd. (NYSE: RE) today reported third quarter 2014 net income available to common shareholders of $274.9 million, or $6.00 per diluted common share, compared to net income of $234.8 million, or $4.81 per diluted common share, for the third quarter of 2013. After-tax operating income1available to common shareholders, excluding realized capital gains and losses, was $280.5 million, or $6.12 per diluted common share, for the third quarter of 2014, compared to after-tax operating income1 of $205.0 million, or $4.20 per diluted common share, for the same period last year.

For the nine months ended September 30, 2014, net income available to common shareholders was $859.0 million, or $18.47 per diluted common share, compared to $894.7 million, or $17.94 per diluted common share, for the first nine months of 2013. After-tax operating income1available to common shareholders, excluding realized capital gains and losses, was $812.2 million, or $17.46 per diluted common share, compared to $759.2 million or $15.22 per diluted common share, for the same period in 2013.

Commenting on the Company’s results, President and Chief Executive Officer, Dominic J. Addesso said, “We enjoyed another strong quarter with double digit growth in premium and a 16% annualized operating return on equity. Adjusted for dividends, book value per share has grown by 13% since the end of the year. Everest has distinguished itself in this challenging marketplace as a global leader with the demonstrable ability to leverage our resources and create opportunities that add value for both our clients and our shareholders.”

Operating highlights for the third quarter of 2014 included the following:

•
Gross written premiums were $1.7 billion, an increase of 14% compared to the third quarter of 2013. Worldwide reinsurance premiums, including the Mt. Logan Re segment, were up 19.5% to $1.3 billion driven by growth opportunities in U.S. property and specialty lines business as well as strategic opportunities in Latin America. Insurance premiums were down 3% for the quarter primarily due to lower premium on crop business.

•
The combined ratio for the quarter was 85.7% compared to 88.0% in the third quarter of 2013. Excluding catastrophe losses, reinstatement premiums, and prior period loss development, the current quarter attritional combined ratio was 83.7% compared to 82.3% for the same period last year.

•
Catastrophe losses were $30.0 million for the quarter arising from Hurricane Odile, which affected the Baja peninsula, and an increase in estimated losses for the second quarter Chile earthquake event. The net impact of these losses in the quarter, after reinstatement premiums, taxes and non-controlling interest, was $23.2 million, or $0.51 per diluted common share.

•	Net investment income for the quarter was $142.1 million and includes $21.7 million of limited partnership income.
•	Net after-tax realized and unrealized capital losses amounted to $5.6 million and $79.8 million, respectively, for the quarter.
•	Cash flow from operations was $335.5 million compared to $386.0 million for the same period in 2013.
•
The year-to-date effective tax rate on operating income decreased from 14.4% at June 30, 2014 to 12.3% at September 30, 2014 resulting in a $12.8 million, or $0.28 per diluted common share, benefit and an effective tax rate of 8.1% for the quarter. The decrease in the effective tax rate was primarily attributable to additional foreign tax credits.

•
Through nine months, the annualized after-tax operating income1 return on average adjusted shareholders’ equity2 was 15.6% compared to 16.1% in 2013. For this same period, the annualized net income return on average adjusted shareholders’ equity2 was 16.5% compared to 19.0% in 2013.

•
During the quarter, the Company repurchased 470,807 of its common shares at an average price of $159.26 and a total cost of $75.0 million. For the year, the Company repurchased 2.6 million of its common shares for a total cost of $400.0 million. The repurchases were made pursuant to a share repurchase authorization, provided by the Company’s Board of Directors, under which there remains 1.9 million shares available.

•	Shareholders’ equity ended the quarter at $7.4 billion. Book value per share increased 11.3% from $146.57 at December 31, 2013 to $163.14 at September 30, 2014.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Mt. Logan Re, a segregated cell company, capitalized by the Company and third party investors, is a specialty reinsurer of catastrophe risks. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. Additional information on Everest Re Group companies can be found at the Group’s web site at www.everestregroup.com.

A conference call discussing the third quarter results will be held at 10:30 a.m. Eastern Time on October 23, 2014. The call will be available on the Internet through the Company’s web site or at www.streetevents.com.

Recipients are encouraged to visit the Company’s web site to view supplemental financial information on the Company’s results. The supplemental information is located at www.everestregroup.com in the “Financial Reports” section of the “Investor Center”. The supplemental financial information may also be obtained by contacting the Company directly.

___________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
(Dollars in thousands, except per share amounts)	2014		2013		2014		2013
		(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)*	$274,916	$6.00	$234,759	$4.81	$859,033	$18.47	$894,744	$17.94
After-tax net realized capital gains (losses)	(5,563)	(0.12)	29,781	0.61	46,814	1.01	135,544	2.72

After-tax operating income (loss)*	$280,479	$6.12	$204,978	$4.20	$812,219	$17.46	$759,200	$15.22

* attributable to common shareholders
(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company’s insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

2Adjusted shareholders’ equity excludes net after-tax unrealized (appreciation) depreciation of investments.

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share amounts)	2014	2013	2014	2013
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,389,998	$1,225,755	$3,806,805	$3,466,047
Net investment income	142,143	127,872	396,524	422,382
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(106)	-	(495)	(191)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	(9,342)	44,958	71,189	205,789
Total net realized capital gains (losses)	(9,448)	44,958	70,694	205,598
Net derivative gain (loss)	1,855	5,639	3,968	33,005
Other income (expense)	11,332	(2,726)	(5,835)	(3,318)
Total revenues	1,535,880	1,401,498	4,272,156	4,123,714

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	837,757	770,102	2,192,863	2,074,336
Commission, brokerage, taxes and fees	290,519	248,587	820,208	723,700
Other underwriting expenses	63,113	59,860	172,165	167,707
Corporate expenses	9,958	4,758	18,802	16,643
Interest, fees and bond issue cost amortization expense	12,424	7,637	28,970	38,480
Total claims and expenses	1,213,771	1,090,944	3,233,008	3,020,866

INCOME (LOSS) BEFORE TAXES	322,109	310,554	1,039,148	1,102,848
Income tax expense (benefit)	20,856	72,027	137,948	204,336

NET INCOME (LOSS)	$301,253	$238,527	$901,200	$898,512
Net (income) loss attributable to noncontrolling interests	(26,337)	(3,768)	(42,167)	(3,768)
NET INCOME (LOSS) ATTRIBUTABLE TO EVEREST RE GROUP	$274,916	$234,759	$859,033	$894,744

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	(74,074)	(20,925)	65,318	(340,267)
Reclassification adjustment for realized losses (gains) included in net income (loss)	(5,684)	(1,592)	(1,641)	(7,511)
Total URA(D) on securities arising during the period	(79,758)	(22,517)	63,677	(347,778)

Foreign currency translation adjustments	(34,974)	(5,913)	(38,374)	(13,228)

Benefit plan actuarial net gain (loss) for the period	-	-	-	-
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	825	1,470	2,366	4,161
Total benefit plan net gain (loss) for the period	825	1,470	2,366	4,161
Total other comprehensive income (loss), net of tax	(113,907)	(26,960)	27,669	(356,845)
Other comprehensive (income) loss attributable to noncontrolling interests	-	-	-	-
Total other comprehensive income (loss), net of tax attributable to Everest Re Group	(113,907)	(26,960)	27,669	(356,845)

COMPREHENSIVE INCOME (LOSS)	$161,009	$207,799	$886,702	$537,899

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO EVEREST RE GROUP:
Basic	$6.05	$4.85	$18.64	$18.09
Diluted	6.00	4.81	18.47	17.94
Dividends declared	0.75	0.48	2.25	1.44

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2014	2013
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$13,643,326	$12,636,907
(amortized cost: 2014, $13,327,754; 2013, $12,391,164)
Fixed maturities - available for sale, at fair value	18,426	19,388
Equity securities - available for sale, at market value (cost: 2014, $147,068; 2013, $148,342)	146,135	144,081
Equity securities - available for sale, at fair value	1,341,111	1,462,079
Short-term investments	1,496,739	1,214,199
Other invested assets (cost: 2014, $551,179; 2013, $508,447)	551,179	508,447
Cash	401,803	611,382
Total investments and cash	17,598,719	16,596,483
Accrued investment income	115,326	119,058
Premiums receivable	1,705,394	1,453,114
Reinsurance receivables	776,465	540,883
Funds held by reinsureds	234,825	228,000
Deferred acquisition costs	393,191	363,721
Prepaid reinsurance premiums	180,737	81,779
Income taxes	186,924	178,334
Other assets	295,632	246,664
TOTAL ASSETS	$21,487,213	$19,808,036

LIABILITIES:
Reserve for losses and loss adjustment expenses	$9,795,429	$9,673,240
Future policy benefit reserve	57,633	59,512
Unearned premium reserve	1,831,831	1,579,945
Funds held under reinsurance treaties	3,506	2,692
Commission reserves	70,168	66,160
Other net payable to reinsurers	216,031	116,387
Losses in course of payment	497,727	332,631
4.868% Senior notes due 6/1/2044	400,000	-
5.4% Senior notes due 10/15/2014	249,998	249,958
6.6% Long term notes due 5/1/2067	238,363	238,361
Accrued interest on debt and borrowings	18,312	4,781
Equity index put option liability	31,455	35,423
Unsettled securities payable	97,059	53,867
Other liabilities	193,103	333,425
Total liabilities	13,700,615	12,746,382

NONCONTROLLING INTERESTS:
Redeemable noncontrolling interests - Mt. Logan Re	404,411	93,378

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2014) 68,309
and (2013) 67,965 outstanding before treasury shares	683	680
Additional paid-in capital	2,059,956	2,029,774
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $63,790 at 2014 and $57,661 at 2013	185,397	157,728
Treasury shares, at cost; 23,060 shares (2014) and 20,422 shares (2013)	(2,385,815)	(1,985,873)
Retained earnings	7,521,966	6,765,967
Total shareholders' equity attributable to Everest Re Group	7,382,187	6,968,276
TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND SHAREHOLDERS' EQUITY	$21,487,213	$19,808,036

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2014	2013	2014	2013
	(unaudited)		(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$301,253	$238,527	$901,200	$898,512
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	(157,818)	(181,317)	(255,645)	(401,623)
Decrease (increase) in funds held by reinsureds, net	(9,077)	12,729	(6,929)	485
Decrease (increase) in reinsurance receivables	(119,381)	(11,187)	(256,458)	(77,165)
Decrease (increase) in income taxes	(29,953)	73,279	(14,696)	130,008
Decrease (increase) in prepaid reinsurance premiums	(33,132)	(14,605)	(101,478)	(21,513)
Increase (decrease) in reserve for losses and loss adjustment expenses	164,456	(100,751)	172,511	(275,893)
Increase (decrease) in future policy benefit reserve	(735)	(285)	(1,879)	(852)
Increase (decrease) in unearned premiums	158,734	178,193	255,537	304,728
Increase (decrease) in other net payable to reinsurers	1,438	33,937	101,984	63,702
Increase (decrease) in losses in course of payment	3,115	174,701	165,105	404,836
Change in equity adjustments in limited partnerships	(21,238)	(4,343)	(24,438)	(40,693)
Distribution of limited partnership income	27,735	5,638	41,165	48,733
Change in other assets and liabilities, net	24,758	6,754	(32,114)	(68,112)
Non-cash compensation expense	4,952	4,923	14,720	15,088
Amortization of bond premium (accrual of bond discount)	10,942	14,773	38,010	50,280
Amortization of underwriting discount on senior notes	15	14	43	41
Net realized capital (gains) losses	9,448	(44,958)	(70,694)	(205,598)
Net cash provided by (used in) operating activities	335,512	386,022	925,944	824,964

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	590,769	594,260	1,638,278	1,912,978
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	-	875	7,213
Proceeds from fixed maturities sold - available for sale, at market value	443,606	214,173	1,050,082	845,357
Proceeds from fixed maturities sold - available for sale, at fair value	3,093	1,056	23,856	18,398
Proceeds from equity securities sold - available for sale, at market value	2,502	326	11,174	45,749
Proceeds from equity securities sold - available for sale, at fair value	147,622	101,176	452,514	459,945
Distributions from other invested assets	36,744	5,236	59,264	79,689
Cost of fixed maturities acquired - available for sale, at market value	(1,270,700)	(671,876)	(3,729,423)	(2,794,035)
Cost of fixed maturities acquired - available for sale, at fair value	(22,375)	(2,092)	(23,684)	(4,798)
Cost of equity securities acquired - available for sale, at market value	(1,254)	(1,097)	(11,873)	(54,584)
Cost of equity securities acquired - available for sale, at fair value	(79,557)	(180,308)	(262,871)	(424,252)
Cost of other invested assets acquired	(86,523)	(3,762)	(120,911)	(15,063)
Net change in short-term investments	138,855	(139,544)	(284,822)	(7,408)
Net change in unsettled securities transactions	(7,137)	(70,186)	13,496	(14,518)
Net cash provided by (used in) investing activities	(104,355)	(152,638)	(1,184,045)	54,671

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	2,322	5,103	15,465	51,672
Purchase of treasury shares	(74,991)	(100,001)	(399,942)	(549,956)
Revolving credit borrowings	-	(40,000)	-	-
Net cost of junior subordinated debt securities redemption	-	-	-	(329,897)
Net proceeds from issuance of senior notes	-	-	400,000	-
Third party investment in redeemable noncontrolling interest	(65,000)	87,500	136,200	87,500
Dividends paid to shareholders	(33,973)	(23,174)	(103,034)	(70,720)
Dividends paid on third party investment in redeemable noncontrolling interest	(10,334)	-	(10,334)	-
Net cash provided by (used in) financing activities	(181,976)	(70,572)	38,355	(811,401)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	11,052	(12,414)	10,167	(15,750)

Net increase (decrease) in cash	60,233	150,398	(209,579)	52,484
Cash, beginning of period	341,570	439,136	611,382	537,050
Cash, end of period	$401,803	$589,534	$401,803	$589,534

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$49,319	$(1,820)	$146,560	$64,918
Interest paid	132	243	15,150	23,524